UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported) November 8, 2006
                                                        ------------------------


                              USAA Acceptance, LLC
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             (Exact name of Registrant as specified in its charter)


     State of Delaware                333-131356                 71-0898378
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(State or other jurisdiction          (Commission               (IRS Employer
      of incorporation)               File Number)           Identification No.)


     9830 Colonnade Blvd., Suite 600
            San Antonio, Texas                                         78230
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(Address of principal executive offices)                              (Zip Code)


        Registrant's telephone number, including area code (210) 498-0922
                                                          ----------------------


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         (Former name or former address, if changed since last report.)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 -- Other Events

Item 8.01.  Other Events.
            ------------

     The Form T-1 Statement of Eligibility under the Trust Indenture Act of 1939 of The Bank of New York is attached hereto as Exhibit 25.1.


Section 9 -- Financial Statements and Exhibits

Item 9.01.  Financial Statements and Exhibits.
            ---------------------------------

         (a) Not applicable.

         (b) Not applicable.

         (c) Not applicable.

         (d) Exhibits:

             25.1            Form T-1 Statement of Eligibility

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             USAA ACCEPTANCE, LLC



                                            By:  /s/ Michael J. Broker
                                               --------------------------------
                                               Michael J. Broker
                                               Vice President



Date:  November 8, 2006

                                  EXHIBIT INDEX

Exhibit No.    Description
-----------    -----------

   25.1 Form T-1 Statement of Eligibility under the Trust Indenture Act of 1939 of The Bank of New York is attached hereto as Exhibit 25.1.